Exhibit 99.1

Contact: Darren Daugherty Director, Investor Relations (281) 492-5370

Diamond Offshore Announces First Quarter 2013 Results

HOUSTON, April 25, 2013 — Diamond Offshore Drilling, Inc. (NYSE: DO) today reported net income for the first quarter of 2013 of $176 million, or $1.27 per share on a diluted basis, compared with net income of $185 million, or $1.33 per share on a diluted basis, in the same period a year earlier. Revenues in the first quarter of 2013 were $730 million, compared with revenues of $769 million in the prior-year quarter. Results for the prior-year quarter included the sale of the jack-up rig Ocean Columbia, which yielded an after-tax gain of approximately $16 million, or $0.12 per share.

“We are pleased with the first-quarter results, which reflect our ongoing success at containing operating expenses,” said Larry Dickerson, President and Chief Executive Officer of Diamond Offshore.

“We have recently signed a new commitment for the Ocean Saratoga in Nicaragua at a rate of $320,000 per day, which we believe highlights the continuing demand for our mid-water semisubmersibles,” said Dickerson. “Along with our previously announced contract for the Ocean Nomad in Latvia, this commitment demonstrates how new markets can generate additional demand for this segment of our fleet.”

“Additionally, we are proud that Diamond Offshore was recently recognized by EnergyPoint Research in its 2012 customer satisfaction survey as No. 1 in two important categories: Deepwater Drilling and Latin America & Mexico.”

CONFERENCE CALL

A conference call to discuss Diamond Offshore’s first-quarter results has been scheduled for 9:00 a.m. CDT today. A live webcast of the call will be available online on the Company’s website, www.diamondoffshore.com. Those interested in participating in the question and answer session should dial 800-247-9979 or 973-321-1100, for international callers. The conference ID number is 32776586. An online replay will also be available on www.diamondoffshore.com following the call.

ABOUT DIAMOND OFFSHORE

Diamond Offshore provides contract drilling services to the energy industry and is a leader in deepwater drilling. Diamond Offshore’s fleet of offshore drilling rigs consists of 30 semisubmersibles, seven jack-ups and one drillship, in addition to four ultra-deepwater drillships and two deepwater semisubmersibles currently under construction. For additional information and access to SEC filings, please visit the Company’s website at www.diamondoffshore.com. Diamond Offshore is a 50.4% owned subsidiary of Loews Corporation (NYSE: L).

FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such statements include, but are not limited to, statements concerning future operating costs and expenses and future operations. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of the important risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

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DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	March 31,
	2013	2012
Revenues:
Contract drilling	$699,973	$755,155
Revenues related to reimbursable expenses	29,768	13,487

Total revenues	729,741	768,642

Operating expenses:
Contract drilling, excluding depreciation	375,094	397,102
Reimbursable expenses	29,289	13,151
Depreciation	96,821	101,393
General and administrative	16,815	17,586
Bad debt recovery	—	(618)
Gain on disposition of assets	(2,004)	(25,382)

Total operating expenses	516,015	503,232

Operating income	213,726	265,410
Other income (expense):
Interest income	617	1,783
Interest expense	(8,069)	(15,329)
Foreign currency transaction gain (loss)	159	(104)
Other, net Other, net	(254)	(325)

Income before income tax expense	206,179	251,435
Income tax expense	(30,190)	(66,266)

Net income	$175,989	$185,169

Earnings per share:
Basic	$1.27	$1.33

Diluted	$1.27	$1.33

Weighted average shares outstanding:
Shares of common stock	139,032	139,028
Dilutive potential shares of common stock	49	12

Total weighted average shares outstanding	139,081	139,040

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

RESULTS OF OPERATIONS

(Unaudited)

(In thousands)

	Three Months Ended
	Mar 31,	Dec 31,	Mar 31,
	2013	2012	2012
REVENUES
Floaters:
Ultra-Deepwater	$191,357	$229,560	$244,589
Deepwater	164,420	145,310	146,003
Mid-water	305,221	326,520	318,595

Total Floaters	660,998	701,390	709,187
Jack-ups	38,975	39,233	45,968

Total Contract Drilling Revenue	$699,973	$740,623	$755,155

Revenues Related to Reimbursable Expenses	$29,768	$9,914	$13,487

CONTRACT DRILLING EXPENSE
Floaters:
Ultra-Deepwater	$135,776	$135,837	$139,961
Deepwater	56,436	67,772	58,594
Mid-water	143,647	143,124	162,779

Total Floaters	335,859	346,733	361,334
Jack-ups	29,667	21,582	31,443
Other	9,568	9,274	4,325

Total Contract Drilling Expense	$375,094	$377,589	$397,102

Reimbursable Expenses	$29,289	$9,427	$13,151

OPERATING INCOME
Floaters:
Ultra-Deepwater	$55,581	$93,723	$104,628
Deepwater	107,984	77,538	87,409
Mid-water	161,574	183,396	155,816

Total Floaters	325,139	354,657	347,853
Jack-ups	9,308	17,651	14,525
Other	(9,568)	(9,274)	(4,325)
Reimbursable expenses, net	479	487	336
Depreciation	(96,821)	(92,844)	(101,393)
General and administrative expense	(16,815)	(14,837)	(17,586)
Impairment of assets	—	(62,437)	—
Bad debt recovery	—	—	618
Gain on disposition of assets	2,004	1,559	25,382

Total Operating Income	$213,726	$194,962	$265,410

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,	December 31,
	2013	2012
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$308,109	$335,432
Marketable securities	1,150,168	1,150,158
Accounts receivable, net of allowance for bad debts	485,900	499,660
Prepaid expenses and other current assets	117,804	136,099
Assets held for sale	11,594	11,594

Total current assets	2,073,575	2,132,943
Drilling and other property and equipment, net of accumulated depreciation	4,967,242	4,864,972
Other assets	226,042	237,371

Total assets	$7,266,859	$7,235,286

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$458,132	$485,546
Long-term debt	1,496,128	1,496,066
Deferred tax liability	500,292	490,946
Other liabilities	182,855	186,334
Stockholders’ equity	4,629,452	4,576,394

Total liabilities and stockholders’ equity	$7,266,859	$7,235,286

DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

AVERAGE DAYRATES AND UTILIZATION

(Dayrate in thousands)

	First Quarter 2013		Fourth Quarter 2012		First Quarter 2012
	Dayrate	Utilization	Dayrate	Utilization	Dayrate	Utilization
Ultra-Deepwater Floaters	$360	73%	$348	89%	$364	85%
Deepwater Floaters	$389	94%	$372	85%	$359	88%
Mid-Water Floaters	$262	64%	$268	70%	$266	65%
Jack-Ups	$85	71%	$85	71%	$87	44%